Execution Copy
AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 23rd day of May, 2011 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT ASSET CORPORATION, a Delaware Corporation (“Franklin Asset”), TRIBECA LENDING CORP., a New York corporation (“Tribeca”), Franklin Asset, LLC, a Delaware limited liability company (“FCAC Subco”) and the other Borrowers listed on Schedule 1 hereto (together with Franklin Asset, Tribeca and FCAC Subco, each, a “Borrower” and collectively, the “Borrowers”), the FINANCIAL INSTITUTIONS SIGNATORY HERETO as Lenders (as defined in the Credit Agreement defined below), and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”) as administrative agent for the Lenders, in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”).
This Amendment further amends and modifies a certain Amended and Restated Credit Agreement dated as of March 31, 2009 (as amended, supplemented, restated, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among the Borrowers, the Lenders and the Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS:
A. As of March 31, 2009, the Borrowers, the Lenders and the Administrative Agent executed the Credit Agreement, amending and restating the terms of certain extensions of credit to the Borrowers and reaffirming all Loan Documents entered into or delivered prior to such date; and
B. The Borrowers have failed to make certain payments due and owing under one or more Interest Rate Hedge Agreements entered into in connection with the Indebtedness evidenced by the Credit Agreement (the “Specified Default”), the Administrative Agent has maintained that, as a result of the Specified Default, the Borrowers are currently in default of Section 8.01(b), “Events of Default” of the Credit Agreement, and the Borrowers have not agreed that the Specified Default constitutes such a default under the Credit Agreement; and
C. As a result of the Specified Default, the Borrowers, the Administrative Agent, and the Required Lenders, among others, entered into a Settlement Agreement dated as of May 23, 2011 (the “Settlement Agreement”), pursuant to which, inter alia, the Borrowers agreed to transfer, assign and surrender to Huntington as Lender the REIT Shares and all proceeds thereof in consideration for $478,000,000, in reduction of indebtedness owed to Huntington pursuant to Tranche A, and, at the request of the Borrowers, the Administrative Agent and the Required Lenders agreed to waive the Specified Default and amend the terms and conditions of the Credit Agreement as set forth below.

D. In connection with the Settlement Agreement, the Borrowers and Holding have requested that (i) the Administrative Agent and the Required Lenders discharge Holding from any liability under the Holding Limited Recourse Guaranty, (ii) waive the Specified Default; (iii) consent to the Franklin Servicing LLC Dissolution to the extent it is prohibited by any of the Loan Documents, (iv) consent to any Restricted Payment by Franklin Servicing LLC to Holding in connection with the Franklin Servicing LLC Dissolution, (v) release its equity interests in Franklin Servicing LLC and (vi) amend and modify certain other terms and covenants in the Credit Agreement, and the Administrative Agent and the Required Lenders are willing to do so upon the terms and subject to the conditions contained herein; and
E. Pursuant to Section 10.04, “Amendments,” of the Credit Agreement, the amendments and waivers requested by the Borrowers and Holding herein must be contained in a written agreement signed by each Borrower, the Administrative Agent and the Required Lenders.
NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The definition of “Guarantor” set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement is hereby amended to recite as follows:
“Guarantor” shall mean any Person which has become obligated to the Administrative Agent or the Lenders in respect of the Obligations under any Loan Document pursuant to the terms of a Guarantee.
2. Section 7.08, “Activities of Franklin Servicing,” of the Credit Agreement is hereby deleted in its entirety. In furtherance thereof, pursuant to the terms of the Settlement Agreement, the Administrative Agent and the Required Lenders consent to (i) the dissolution of Franklin Credit Loan Servicing LLC and the distribution of its remaining assets to Holding, and/or (ii) the merger of such limited liability company into Holding, and further consent to the release of the Lien of the Administrative Agent on the Equity Interests owned by Holding in Franklin Credit Loan Servicing LLC and the making of any Restricted Payment from Franklin Credit Loan Servicing LLC to Holding.
3. Paragraph (c) of Section 7.20, “ Organizational Documents, Pledge or Transfer of Equity Interests,” of the Credit Agreement is hereby amended to recite as follows:
(c) No Borrower will permit or allow others to, create, incur or permit to exist any Lien, security interest or claim on or to any Equity Interests of Franklin Asset or Tribeca, other than a Lien securing the Obligations.
4. The Administrative Agent and the Required Lenders hereby waive the Specified Default.

5. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) The Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of the Lender and its counsel, containing such information requested by the Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Lender, each of the following Loan Documents:
(i) five (5) duly executed originals of this Amendment;
(ii) Holding shall deliver a certified “stand alone” balance sheet of Franklin Servicing LLC dated as of December 31, 2010;
(iii) a duly executed original of the Second Amendment to Amended and Restated Pledge Agreement of Holding to remove Franklin Servicing LLC from Schedule 2 (Pledged Collateral);
(iv) five (5) duly executed originals of the Settlement Agreement; and
(v) satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Amendment have been taken to the satisfaction of the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may request.
(b) The Administrative Agent (for the benefit of the Lenders) shall have received a fee in respect of this Amendment in the amount of $0, which fee shall be earned in full as of the Amendment Effective Date and shall be non-refundable; and
(c) The representations contained in the immediately following paragraph shall be true and accurate in all material respects.
6. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) the execution, delivery and performance by such Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and will not violate any Requirement of Law applicable to each Borrower; and (b) this Amendment has been duly executed and delivered by each Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with the terms thereof.

7. Ratification and Reaffirmation. Each Borrower agrees that the Liens and security interests granted to the Administrative Agent with respect to the Obligations as security for all obligations and liabilities of such Borrower under the Credit Agreement, each Application and Agreement for Letter of Credit and the Revolving Loan Note are valid and binding and are hereby ratified and confirmed in all respects.
8. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers that the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Borrower that would require the consent of the Lender.
9. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
10. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

12. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
13. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
14. Patriot Act Notice. The Administrative Agent hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow the Administrative Agent to identify each Borrower in accordance with the Act.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and the Lenders signatory hereto have set their hands as of the date first set forth above.

BORROWERS: FRANKLIN CREDIT ASSET CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

TRIBECA LENDING CORP.
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

FRANKLIN ASSET, LLC
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

EACH BORROWER LISTED ON SCHEDULE 1 ATTACHED HERETO
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	as President of, and on behalf of, each Borrower listed on Schedule 1 attached to this Amendment.

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK
By:	/s/ David L. Abshier
	Name:	David L. Abshier
	Title:	Senior Vice President

LENDERS: THE HUNTINGTON NATIONAL BANK
By:	/s/ David L. Abshier
	Name:	David L. Abshier
	Title:	Senior Vice President

HUNTINGTON FINANCE LLC, as Lender
By:	/s/ Donald R. Kimble
	Name:	Donald R. Kimble
	Title:	President

M & I MARSHALL & ILSLEY BANK, as Lender
By:	/s/ Thomas J. O’Neill
	Name:	Thomas J. O’Neill
	Title:	Executive Vice President
Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

SCHEDULE 1
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP (fka Fort 100 Corporation)
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2004 A CORP (fka FCMC 2003 J Corp.)
FCMC 2004 B CORP. (fka FCMC 2003 K Corp.)
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.
FCMC 2005 C CORP.
FCMC 2005 D CORP.

FCMC 2005 E CORP.
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP (fka Fort 100 B Corporation)
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.
FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.

FLOW 2003 E CORP.
FLOW 2003 F CORP.
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2004 A CORP. (fka Flow 2003 M Corp.)
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-92 CORP.
CAPE 77 CORP.
COAST 56 CORPORATION
EMERGE 64 CORPORATION
FIRSTGOLD 69 CORP.
BEACH FUNDING CORP.
COAST 96 CORP.
EMOD 65 CORP.
GREENWICH FIRST CORPORATION
GREENWICH FUNDING CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
PANCAL 82 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
STATES 87 CORP.

FCMC 2005 J CORP.
FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.
FCMC 2006 J CORP.
FCMC 2006 L CORP.
FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.
FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.

FCMC 2007 I CORP.
FCMC 2007 J CORP.
FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.
FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION
SIX HARRISON CORPORATION
HARRISON FIRST CORPORATION
HARRISON FINANCIAL ASSOCIATES, INC.
HARRISON FUNDING CORPORATION
RONTEXT 1617 CORPORATION
RONTEX 1617 CORPORATION
JUNIPER CORP.
NEWPORT 50 CORPORATION
SIX HARRISON CORPORATION
HUDSON MANAGEMENT CORPORATION

TRIBECA FUNDING CORPORATION

TRIBECA L 2005 CORP.
TRIBECA LII 2005 CORP.
TRIBECA LIII 2005 CORP.
TRIBECA LIV 2005 CORP.
TRIBECA LIX 2006 CORP.
TRIBECA LV 2005 CORP.
TRIBECA LVI 2005 CORP.
TRIBECA LVII 2006 CORP.
TRIBECA LVIII 2006 CORP.
TRIBECA LX 2006 CORP.
TRIBECA LXI 2006 CORP.
TRIBECA LXII 2006 CORP.
TRIBECA LXIII 2006 CORP.
TRIBECA LXIV 2006 CORP.
TRIBECA LXIX 2006 CORP.
TRIBECA LXV 2006 CORP.
TRIBECA LXVI 2006 CORP.
TRIBECA LXVII 2006 CORP.
TRIBECA LXVIII 2006 CORP.
TRIBECA LXX 2006 CORP.
TRIBECA LXXI 2006 CORP.
TRIBECA LXXII 2006 CORP.
TRIBECA LXXIII 2006 CORP.
TRIBECA LXXIV 2006 CORP.
TRIBECA LXXIX 2007 CORP.
TRIBECA LXXV 2006 CORP.
TRIBECA LXXVI 2006 CORP.
TRIBECA LXXVII 2006 CORP.
TRIBECA LXXVIII 2006 CORP.
TRIBECA LXXX 2007 CORP.
TRIBECA LXXXI 2007 CORP.
TRIBECA LXXXII 2007 CORP.
TRIBECA LXXXIII 2007 CORP.
TRIBECA LXXXIV 2007 CORP.
TRIBECA LXXXIX 2007 CORP.
TRIBECA LXXXV 2007 CORP.
TRIBECA LXXXVI 2007 CORP.
TRIBECA LXXXVII 2007 CORP.
TRIBECA LXXXVIII 2007 CORP.
TRIBECA XC 2007 CORP.
TRIBECA XCI 2007 CORP.
TRIBECA XCII 2007 CORP.

TRIBECA XCIII 2007 CORP.
TRIBECA XCIV 2007 CORP.
TRIBECA XCV 2007 CORP.
TRIBECA XIX 2004 CORP.
TRIBECA XV 2004 CORP.
TRIBECA XVII 2004 CORP.
TRIBECA XVIII 2004 CORP.
TRIBECA XX 2004 CORP.
TRIBECA XXI 2004 CORP.
TRIBECA XXII 2004 CORP.
TRIBECA XXIII 2004 CORP.
TRIBECA XXIV 2004 CORP.
TRIBECA XXIX 2005 CORP.
TRIBECA XXV 2004 CORP.
TRIBECA XXVI 2004 CORP.
TRIBECA XXVII 2004 CORP.
TRIBECA XXVIII 2004 CORP.
TRIBECA XXX 2005 CORP.
TRIBECA XXXI 2005 CORP.
TRIBECA XXXII 2005 CORP.
TRIBECA XXXIII 2005 CORP.
TRIBECA XXXIV 2005 CORP.
TRIBECA XXXIX 2005 CORP.
TRIBECA XXXV 2005 CORP.
TRIBECA XXXVI 2005 CORP.
TRIBECA XXXVII 2005 CORP.
TRIBECA XXXVIII 2005 CORP.
TRIBECA XXXX 2005 CORP.
TRIBECA XXXXI 2005 CORP.
TRIBECA XXXXII 2005 CORP.
TRIBECA XXXXIII 2005 CORP.
TRIBECA XXXXIV 2005 CORP.
TRIBECA XXXXIX 2005 CORP.
TRIBECA XXXXV 2005 CORP.
TRIBECA XXXXVI 2005 CORP.
TRIBECA XXXXVII 2005 CORP.
TRIBECA XXXXVIII 2005 CORP.
TRIBECA LI 2005 CORP.

TRIBECA XVI 2004 CORP.
FLOW 2007 E CORP
EMGOLD 57 CORP.
FCMC CORPORATE REFINANCE